                                                                   EXHIBIT 10.65


                          ASSET SALE CONSENT AGREEMENT

                  THIS ASSET SALE CONSENT AGREEMENT (this "Agreement") is dated as of February 28, 2002, among PINNACLE TOWERS INC., a Delaware corporation (the "Borrower"), the Parent, each of their Subsidiaries (the Borrower, the Parent and their Subsidiaries, each a "Loan Party" and collectively, the "Loan Parties") the several Lenders (as such term is defined in the hereinafter described Credit Agreement) parties to this Agreement, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

         A. The Borrower, the Administrative Agent, and the several Lenders parties thereto entered into that certain Fifth Amended and Restated Credit Agreement, dated as of September 17, 1999 (as amended through the date hereof and as may be further amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time, the "Credit Agreement").

         B. The Borrower, the other Loan Parties, the Lenders and the Administrative Agent have entered into that certain Limited Forbearance Agreement dated as of November 16, 2001, as amended by that certain First Amendment and Extension of Limited Forbearance Agreement dated as of December 12, 2001, as further amended by that certain Second Amendment and Extension of Limited Forbearance Agreement dated as of February 6, 2002 (as amended through the date hereof and as may be further amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time, the "Forebearance Agreement") in connection with certain Events of Default under the Credit Agreement.

         C. The Borrower has advised the Lenders that the Borrower desires to sell certain assets some of which are pledged as Collateral under the Loan Papers, as more fully set forth on the attached Schedule I and Schedule II.

         D. The Borrower has requested that the Lenders agree to the sale of such assets in one or multiple transactions and in connection with such sale, to release any Liens on such Collateral, and the Lenders have agreed to do so on the terms set forth herein.

         NOW, THEREFORE, in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto agree hereby as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

         SECTION 2. PERMITTED ASSET SALES. On the Effective Date and continuing until the Termination Date (as defined in the Forbearance Agreement, as such definition may be amended), so long as (a) there exists no Default or Event of Default both before and after giving effect to such sale (except the Defaults and Events of Default set forth on Schedule I of the

Forbearance Agreement), (b) the gross proceeds of each such sale of assets or Properties are in cash only, the Net Proceeds are distributed in accordance with the terms of Section 3 hereof and the Borrower is in full compliance with the terms of Section 3 hereof and this Agreement, (c) the sale price of such assets or Properties are no less than the fair market value of such assets or Properties at the time of such sale as demonstrated by a third parry appraisal of such assets or Properties, if available (this provision not requiring a new third party appraisal if such appraisal has not already been obtained), or as certified by an Authorized Officer of the Borrower if a third party appraisal is not available and (d) 100% of all Net Proceeds and other monies from the buyer of any such assets and Properties are wired directly to the Administrative Agent (and not to the Borrower, the Parent, any of their Subsidiaries or any other Person) pursuant to instructions from the Borrower and its Subsidiaries whereupon the Administrative Agent shall distribute such funds as set forth in
Section 3 hereof, Borrower may consummate the sale of the assets and Properties described on Schedule I and Schedule II hereto on the terms and conditions described on such Schedules.

         In connection with any asset sale permitted by this Section 2, the Administrative Agent is hereby authorized by each Lender to (i) execute any and all releases deemed appropriate by it to release such assets of the Borrower, the Parent and their Subsidiaries constituting Collateral from all Liens and security interests securing all or any portion of the Obligations, (ii) return to the Borrower any such Collateral in the possession of the Administrative Agent, and (iii) take such other action as the Administrative Agent deems necessary or appropriate in connection with such transaction and in furtherance of the effectuation thereof.

         SECTION 3. PROCEEDS OF ASSET SALES. The Borrower shall use the Net Proceeds of sales of assets or Properties by the Borrower, the Parent or any of their Subsidiaries (which for purposes of this Agreement (i) shall not exclude asset sales in the ordinary course of business, but provided that no such sales of assets or Properties by the Parent, the Borrower or any of their Subsidiaries shall be permitted except as set forth in Section 2 hereof and
(ii) to the extent that there exists no other Default or Event of Default during the term of this agreement other than as listed on Schedule I to the Forbearance Agreement, Debt under the Credit Agreement secured by the assets pledged under the Loan Papers (other than assets or Properties owned by the Canada Sub and pledged to secure the Canada Indebtedness) shall not require immediate repayment of such Debt other than) as follows: (a) First, if amounts in the letter of credit cash collateral account are less than $2,500,000, the cash collateral account established pursuant to Section 4 of the Forbearance Agreement shall be replenished by the Net Proceeds of any such asset sales until the amount in such cash collateral account is not less than $2,500,000,
(b) then, if there exists no Default or Event of Default other than as listed on
Schedule I to the Forbearance Agreement, (i) the Administrative Agent shall return to the Borrower for its own use an amount equal to the difference between 20% of the remaining Net Proceeds of any such sales and (A) fees owing under the Forbearance Agreement, if any, (which such fees shall be retained by the Administrative Agent for distribution to certain Lenders as provided in the Forbearance Agreement) and (B) current fees and expenses owed to Special
Counsel and Deloitte Consulting, provided that within 365 days of receipt of such Net Proceeds, Borrower shall use such Net Proceeds, either (x) to invest in assets related to the same line of business as Parent or a business reasonably ancillary thereto or (y) permanently to repay the Obligations under the Credit Agreement, and (ii) the remaining 80% of such remaining Net Proceeds shall be retained by the Administrative Agent and must be used to repay the Obligations, applied among the Revolver Loan, the Term Loan A and the Term Loan B, ratably based on outstandings, applied in the inverse order of maturity and not affecting the scheduled reductions of the Commitment required by Section 2.11(b) of the Credit Agreement, and (c) if there exists any Default or Event of Default in addition to those listed on Schedule I to the Forbearance Agreement, 100% of the remaining Net Proceeds must be used to repay the Obligations, applied among the Revolver Loan, the Term Loan A and the Term Loan B, ratably based on outstandings, applied in the inverse order of maturity and not affecting the scheduled reductions of the Commitment required by
Section 2.11(b) of the Credit Agreement. This Section 3 shall supersede Section 4 of the Forbearance Agreement related to proceeds of asset sales with respect to all asset sales contemplated hereunder or otherwise.

         SECTION 4.   RELEASE.

         (a) Borrower, the Patent, and each of their Subsidiaries (collectively, the "Borrower Parties") hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective Affiliates, Bank Affiliates and Subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which any Borrower Party ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Agreement and which were in any manner related to any of the Loan Papers or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto (collectively, the "Borrower Claims").

         (b) Each Borrower Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any of the Borrower Claims which may have arisen at any time on or prior to the date of this Agreement and were in any manner related to any of the Loan Papers.

         (c)      The agreements of each Borrower Party set forth in this
Section 4 shall survive termination of this Agreement and other Loan Papers.

         SECTION 5. CONDITIONS PRECEDENT. The parties hereto agree that no provision of this Agreement shall be effective until (a) the Administrative Agent shall have received a copy of this Agreement executed and delivered by each of the Loan Parties made signatory hereto and by each Lender required by the Credit Agreement for the effectiveness of such provision hereof and (b) all fees and expenses in connection with the Loan Papers, including this Agreement, including legal and other professional fees and expenses incurred on or prior to the date of this Agreement by Administrative Agent, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C. and Deloitte Consulting, shall have been paid.

          SECTION 6. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the several Lenders parties hereto to enter into this Agreement and to grant the permission contained herein, the Parent and the Borrower jointly and severally represent and warrant to the Administrative Agent and the Lenders as follows;

         (a) AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Loan Parties of this Agreement have been duly authorized by all necessary partnership, corporate or limited liability company action, as applicable, and do not and will not (i) contravene the terms of any charter documents of any Loan Party, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which any Loan Party is a party or any order, injunction, writ or decree of any governmental authority to which any Loan Party is a party or its property is subject, or (iii) violate any requirement of Law.

         (b) GOVERNMENTAL AUTHORIZATION. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any governmental authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Agreement.

         (c) NO DEFAULT. Other than as listed on Schedule I of the Forbearance Agreement, no Default or Event of Default exists under any of the Loan Papers. No Loan Party is in default under or with respect to (i) its charter documents or (ii) charter material contractual obligation of such Person. The execution, delivery and performance of this Agreement shall not result in any default under any contractual obligation of any Loan Party in any respect.

         (d) BINDING EFFECT. This Agreement constitutes the legal, valid and binding obligations of the Loan Parties that are parties thereto, enforceable against such Loan Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

         (e) REPRESENTATIONS ARID WARRANTIES. Except with respect to the existence of the Anticipated Defaults listed on Schedule I of the Forbearance Agreement, the representations and warranties set forth in the Credit Agreement and the other Loan Papers are true and correct in all material respects on and as of the Effective Date, as if such representation and warranties were being made on and as of the Effective Date.

         Section 7.   MISCELLANEOUS.

         (a) RATIFICATION AND CONFIRMATION OF LOAN PAPERS. Except as specifically modified by this Agreement, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Papers remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Agreement shall not in any manner operate as a waiver of consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Paper. Without limiting the generality of the foregoing, the forbearance provided by this Agreement shall not be deemed to constitute a waiver of compliance or consent to noncompliance by any of the Loan Parties with respect to any other term, provision, condition or covenant of the Credit Agreement or other Loan Papers.

         (b) AFFIRMATION OF GUARANTEES. Notwithstanding that such consent is not required thereunder, the Parent, the Borrower and the Subsidiaries of the Parent and the Borrower hereby consent to the execution and delivery of this Agreement by the parties hereto and reaffirm their respective obligations under each of their respective Guaranties.

         (c) LIENS. The Parent, the Borrower and the Subsidiaries agree hereby that all Liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Obligations including but not limited to those under the Loan Papers are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, and this Agreement shall not affect the priority of such Liens. Nothing in this Agreement shall in any manner diminish, impair or extinguish any of the Liens securing the Obligations, the Guaranties, or the other Loan Papers or be construed as a novation in any respect.

         (d) HEADINGS. Section and subsection heading in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         (e) APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         (f) COUNTERPARTS, BINDING EFFECT AND EFFECTIVE DATE. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement constitutes the legal, valid and binding obligations of each signatory hereto as such Agreement is executed by such signatory and such obligations shall survive the assignment of such obligations and be binding on each assignee with respect to such signatory's obligations hereunder. The Effective Date shall occur when the conditions precedent set forth in Section 5 of this Agreement have been satisfied in full with respect to any provision of this Agreement (the "Effective Date").

         (g) FINAL AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN PAPERS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL

AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Asset Sale Permission Agreement to be duly executed and delivered by their proper and duly authorized officers effective as of the day and year first above written.

         THE BORROWER

                                PINNACLE TOWERS INC.



                                /s/ William T. Freeman
                                ------------------------------------------------
                                By:  William T. Freeman
                                Its: Chief Financial Officer and Vice President

                                    ADMINISTRATIVE AGENT:


                                    BANK OF AMERICA, N.A.,
                                    as Administrative Agent



                                    /s/  William E. Livingstone II
                                    ------------------------------

                                    By:  William E. Livingstone II
                                         -------------------------

                                    Its: Managing Director
                                         -------------------------

                                    LENDERS:


                                    BANK OF AMERICA, N.A., individually as a
                                    Lender



                                    /s/  William E. Livingstone, II
                                    -------------------------------

                                    By:  William E. Livingstone, II
                                         --------------------------

                                    Its: Managing Director
                                         --------------------------

                                    FLEET NATIONAL BANK (f/k/a
                                    BANKBOSTON, N.A.)




                                    ------------------------------

                                    By:
                                         -------------------------

                                    Its:
                                         -------------------------

                                    BANKERS TRUST COMPANY



                                    /s/  Anca Trifan
                                    ------------------------

                                    By:  Anca Trifan
                                         -------------------

                                    Its:     Director
                                         -------------------

                                    SOCIETE GENERALE



                                    /s/ Christoper M. Walker
                                    -------------------------------

                                    By:      Christopher M. Walker
                                          -------------------------

                                    Its:     Director
                                          -------------------------

                                      UNION BANK OF CALIFORNIA, N.A.



                                      /s/ Jean-Pierre Knight
                                      -------------------------------
                                      By: Jean-Pierre Knight
                                          ---------------------------
                                      Its: ASSISTANT VICE PRESIDENT
                                          ---------------------------

                                      KEY CORPORATE CAPITAL INC.



                                      /s/ Michael V. Lugli
                                      -------------------------------
                                      By: Michael V. Lugli
                                          ---------------------------
                                      Its: SVP
                                          ---------------------------

                                      COBANK, ACB



                                      /s/ Robert E. Satrom
                                      -------------------------------
                                      By: Robert E. Satrom
                                          ---------------------------
                                      Its: Senior Vice President
                                          ---------------------------

                                      CREDIT LYONNAIS NEW YORK BRANCH



                                      -------------------------------

                                      By:
                                          ---------------------------

                                      Its:
                                          ---------------------------

                                        THE BANK OF NOVA SCOTIA


                                                /s/ PAUL A. WEISSENBERGER
                                        ----------------------------------------
                                        BY:  PAUL A. WEISSENBERGER
                                             -----------------------------------
                                        ITS: AUTHORIZED SIGNATORY
                                             -----------------------------------

                                        DRESDNER BANK AG NEW YORK & GRAND
                                        CAYMAN BRANCHES


                                                 /s/ JANE A. MAJESKI
                                        ----------------------------------------
                                        BY:  JANE A. MAJESKI
                                             -----------------------------------
                                        ITS: DIRECTOR
                                             -----------------------------------


                                                 /s/ WILLIAM E. LAMBERT
                                        ----------------------------------------
                                        BY:  WILLIAM E. LAMBERT
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

                                        U.S. BANK NATIONAL ASSOCIATION (f/k/a
                                        FIRSTAR BANK, N.A. f/k/a MERCANTILE
                                        BANK NATIONAL ASSOCIATION)


                                                 /s/ TIMOTHY N. SCHEER
                                        ----------------------------------------
                                        BY:  TIMOTHY N. SCHEER
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

                                        SALOMON BROTHERS HOLDING COMPANY INC.


                                                  /s/ SHAWN BERNET
                                        ----------------------------------------
                                        BY:  SHAWN BERNET
                                             -----------------------------------
                                        ITS: ASSISTANT VICE PRESIDENT
                                             -----------------------------------

                                        IBM CREDIT CORPORATION


                                        /s/  SUSAN BURBAKER
                                        ----------------------------------------
                                        BY:  SUSAN BURBAKER
                                             FOR STEVEN FLANAGAN
                                             -----------------------------------
                                        ITS: MANAGER, SPECIAL HANDLING GROUP
                                             -----------------------------------

                                        THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                                    /s/ STEVEN RUBY
                                        ----------------------------------------
                                        BY:  STEVEN RUBY
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

                                        ALLFIRST BANK


                                                  /s/ LEON W. WYNNE
                                        ----------------------------------------
                                        BY:  LEON W. WYNNE
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

                                        RAYMOND JAMES BANK, FSB


                                                /s/ ROBERT E. LERCH, JR.
                                        ----------------------------------------
                                        BY:  ROBERT E. LERCH, JR.
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

                                        HELLER FINANCIAL, INC.


                                                 /s/ SCOTT ZIEMKE
                                        ----------------------------------------
                                        BY:  SCOTT ZIEMKE
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

                                     PILGRIM PRIME RATE TRUST
                                     By: ING Pilgrim Investments, LLC
                                         as its investment manager


                                     By:    /s/ Jeffrey A. Bakalar
                                            ----------------------
                                     Name:  JEFFREY A. BAKALAR
                                     Title: SENIOR VICE PRESIDENT

                                     PILGRIM AMERICA HIGH INCOME
                                     INVESTMENTS Ltd.
                                     By: ING Pilgrim Investments, LLC
                                         as its investment manager


                                     By:    /s/ Jeffrey A. Bakalar
                                            ----------------------
                                     Name:  JEFFREY A. BAKALAR
                                     Title: SENIOR VICE PRESIDENT

                                     PPM SPYGLASS FUNDING TRUST


                                          /s/ Diana L. Mushill
                                          --------------------
                                     By:  DIANA L. MUSHILL
                                          --------------------
                                     Its: AUTHORIZED AGENT
                                          --------------------

                                     MORGAN STANLEY PRIME INCOME TRUST



                                     /s/ Sheila Finnerty
                                     ------------------------------------
                                     By:  SHEILA FINNERTY
                                         --------------------------------
                                     Its: EXECUTIVE DIRECTOR
                                         --------------------------------

                                     ENDURANCE CLO I, LTD

                                     C/o ING Capital Advisors LLC,
                                     As Portfolio Manager



                                     By:  /s/ Gordon R. Cook
                                         --------------------------------
                                     Name:  GORDON COOK
                                     Title: SENIOR VICE PRESIDENT
                                            & PORTFOLIO MANAGER

                                     KZH ING-2 LLC



                                     /s/ SUSAN LEE
                                     -------------------------
                                     By: SUSAN LEE
                                         ---------------------
                                     Its: Authorized Agent
                                         ---------------------

                                SEQUILS-ING I (HBDGM), LTD.

                                By: ING Capital Advisors LLC,
                                    Collateral Manager and Authorized signatory



                                            /s/ Gordon R. Cook
                                ------------------------------------------------
                                By:  GORDON COOK
                                    --------------------------------------------
                                Its: SENIOR VICE PRESIDENT
                                     & PORTFOLIO MANAGER
                                    --------------------------------------------

                                     TORONTO DOMINION (NEW YORK), INC.



                                     /s/ Gwen Zirkle
                                     -------------------------
                                     By: GWEN ZIRKLE
                                         ---------------------
                                     Its: VICE PRESIDENT
                                         ---------------------

                                      SEQUILS PILGRIM - 1 Ltd.
                                      By: ING Pilgrim Investments, LLC
                                          as its investment manager


                                          /s/ JEFFREY BAKALAR
                                      -------------------------------

                                      By:  JEFFREY A. BAKALAR
                                           --------------------------

                                      Its: SENIOR VICE PRESIDENT
                                           --------------------------

                                       WEBSTER BANK


                                           /s/ PAUL T. SAVINO
                                       ---------------------------

                                       By:  PAUL T. SAVINO
                                            ----------------------

                                       Its: VICE PRESIDENT
                                            ----------------------

                                        ARCHIMEDES FUNDING III, Ltd.

                                        BY: ING Capital Advisors LLC,
                                            as Collateral Manager


                                                   /s/ GORDON R. COOK
                                        ----------------------------------------
                                        BY:  GORDON COOK
                                             -----------------------------------
                                        ITS: SENIOR VICE PRESIDENT &
                                             PORTFOLIO MANAGER
                                             -----------------------------------

                                        ACCEPTED AND AGREED AS
                                        OF MARCH __, 2002:


                                        PINNACLE HOLDINGS INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        COVERAGE PLUS ANTENNA SYSTEMS, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        TOWER SYSTEMS, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        RADIO STATION WGLD, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------

                                        ICB TOWERS, LLC


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        AIRCOMM OF AVON, LLC


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        HIGH POINT MANAGEMENT CO., INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        TOWER TECHNOLOGY CORPORATION OF
                                        JACKSONVILLE, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------

                                        INTERSTATE TOWER COMMUNICATIONS, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        BROADCAST TOWERS, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        PINNACLE TOWERS III INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        SHAFFER & ASSOCIATES, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------

                                        PINNACLE ST. LOUIS LLC

                                        By: Pinnacle Towers Inc., sole member


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        SIERRA TOWERS, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------


                                        QTI, INC.


                                                 /s/ William T. Freeman
                                        ----------------------------------------
                                        BY:  William T. Freeman
                                             -----------------------------------
                                        ITS: Chief Financial Officer and
                                             Vice President
                                             -----------------------------------

                         INTRACOASTAL CITY TOWERS, INC.



                              /s/ William T. Freeman
                         -----------------------------------------------
                         By:  William T. Freeman
                         Its: Chief Financial Officer and Vice President



                         PINNACLE TOWERS IV INC.



                              /s/ William T. Freeman
                         -----------------------------------------------
                         By:  William T. Freeman
                         Its: Chief Financial Officer and Vice President



                         PINNACLE TOWERS V INC.



                              /s/ William T. Freeman
                         -----------------------------------------------
                         By:  William T. Freeman
                         Its: Chief Financial Officer and Vice President

                         PINNACLE SAN ANTONIO L.L.C.

                         By: Pinnacle Towers Inc., sole member

                              /S/ William T. Freeman
                         -----------------------------------------------
                         By:  William T. Freeman
                         Its: Chief Financial Officer and Vice President



                         COASTAL ANTENNAS, INC.

                              /S/ William T. Freeman
                         -----------------------------------------------
                         By:  William T. Freeman
                         Its: Chief Financial Officer and Vice President



                         PINNACLE TOWERS LTD.

                              /S/ William T. Freeman
                         -----------------------------------------------
                         By:  William T. Freeman
                         Its: Chief Financial Officer and Vice President



                         PINNACLE TOWERS CANADA INC.

                              /S/ William T. Freeman
                         -----------------------------------------------
                         By:  William T. Freeman
                         Its: Chief Financial Officer and Vice President

                                   SCHEDULE I

                        DESCRIPTION OF ASSETS TO BE SOLD

         1. The Borrower may consummate the sale of its carrier hotel facilities owned by the Borrower or any of its Subsidiaries in Harlingen, Texas, provided that gross cash proceeds related to such asset sale are not less than $1,000,000.

         2. The Borrower may consummate the sale of its carrier hotel facilities owned by the Borrower or any of its Subsidiaries in San Antonio, Texas, provided that gross cash proceeds related to such asset sale are not less than $4,900,000.

         3. The Borrower may consummate the sale of the Oldsmar rental building, Site No. 0324-009 owned by the Borrower or any of its Subsidiaries in Oldsmar, Florida, provided that gross cash proceeds related to such asset sale are not less than $3,100,000.

         4. The Borrower may consummate the sale of its vacant land, Site No. 0165-004 owned by the Borrower or any of its Subsidiaries in Harrison, Arkansas, provided that gross cash proceeds related to such asset sale are not less than $10,000.

         5. The Borrower may consummate the sale of its residential parcel and excess land, Site No. 0025-003 owned by the Borrower or any of its Subsidiaries in Hueytown, Alabama, provided that gross cash proceeds related to such asset sale are not less than $20,000.

         6. The Borrower may consummate the sale of its excess land, Site No. 0060-001 owned by the Borrower or any of its Subsidiaries in Tampa Broadway, Florida, as described on Schedule I hereto, provided that gross cash proceeds related to such asset sale are not less than $75,000.

         7. The Borrower may consummate the sale of other assets or Properties owned by the Borrower or any of its Subsidiaries, provided that, the aggregate value of all assets and Properties permitted to be sold by this subpart 7 of Schedule I during the remaining term of the Credit Agreement shall not exceed $5,000,000 as measured in each case by the greatest of such assets' or Properties' (a) current fair market value, (b) current accounting book value or (c) original cost.

         8. The Borrower may consummate the sale in one transaction of the land parcels described on Schedule II hereto, provided that gross cash proceeds related to such asset sales are not less than $8,000,000.

                                  SCHEDULE II

0272     001      10,807.08     Brawton (Kirkland Rd)                                 $935.59         $935.59        $35.00
0272     002      10,748.28     Axis (US Highway 43)                                  $907.69         $907.69        $12.00
0272     003      10,720.92     Fairview (Illinois Central Gulf Railroad)             $906.41         $906.41        $13.00
0272     004       8,935.92     Chapel Church                                         $764.68         $764.68        $20.00
0272     005       7,428.84     Grove Hill (US Hwy 84)                                $823.07         $823.07         $4.00
0272     006       6,010.68     Deer Park (Alabama Hwy 17)                            $502.89         $502.89         $2.00
0272     007       3,000.00     Seymour                                               $850.00         $850.00       $400.00
0272     008       3,000.00     Oak Grove                                             $750.00         $750.00       $500.00
0272     009       3,000.00     Lake Serene                                           $750.00         $750.00       $500.00
0272     010       3,000.00     Belle Chasse                                          $620.00         $620.00       $370.00
0272     011       7,656.00     Gautier                                               $650.00         $650.00        $12.00
0272     012       3,000.00     St. Claude                                            $800.00         $800.00       $550.00
0272     014       3,000.00     Tangipahoa River                                      $750.00         $750.00       $500.00
0272     015      11,292.00     Bynum Valve                                           $950.00         $950.00         $9.00
0272     016       3,000.00     Satsurna                                              $750.00         $750.00       $500.00
0272     017       2,376.00     Royal Oak                                           $1,050.00       $1,050.00       $852.00
0272     018       3,000.00     Malbis                                                $950.00         $950.00       $700.00
0272     019       3,000.00     Union Church                                          $850.00         $850.00       $800.00
0272     021       6,516.00     Mid City                                              $750.00         $750.00       $207.00
0272     022       8,424.00     Cat Branch                                            $750.00         $750.00        $48.00
0272     023       7,176.00     Crestview                                             $625.00         $625.00        $27.00
0315     001      13,110.72     Orlando Land                                        $1,384.56       $1,384.56       $292.00
0357     001       2,246.04     Orlando (Ellman)                                      $479.17         $479.17       $292.00
0358     001      20,513.76     Clearwater (Highland Ave)                           $2,022.48       $2,022.48       $313.00
0362     001      13,837.32     Buford Land                                         $2,103.11       $2,103.11       $950.00
0362     002      22,584.00     Grayson                                             $1,900.00       $1,900.00        $18.00
0365     001       8,496.00     Tampa (N. Dale Mabry)                               $1,000.00       $1,000.00       $292.00
0367     001       4,992.00     Leesburg Sanford (Hwy 441)                            $500.00         $500.00        $84.00
0370     001       8,683.96     Palm Harbor (Alt 19)                                  $750.00         $750.00       $194.00
0376     001      16,464.00     Richmond (Ridgedale Pkway)                          $1,500.00       $1,500.00       $128.00
0379     001       6,345.00     Monroe (Fowler-Secrest Rd)                            $700.00         $700.00       $171.00
0381     001       7,606.44     Tampa (31st St)                                       $811.20         $811.20       $177.33
0383     001       2,436.04     Ocklewaha (Hwy 464C)                                  $397.84         $397.84       $194.67
0387     001       4,603.20     Lockhart (Hwy 183)                                    $500.00         $500.00       $116.40
0387     002       4,788.00     Caldwell (FM 2001)                                    $500.00         $500.00       $101.00
0388     001      26,866.00     San Antonio (Sprint Tower I)                        $2,340.00       $2,340.00       $101.00
0388     002      21,600.00     San Antonio (Sprint Tower II)                       $1,800.00       $1,800.00
0388     002      23,988.00     San Antonio (Sprint Tower II)                       $2,100.00       $2,100.00       $101.00
0390     001      10,426.80     Land O Lakes (Causeway Blvd)                        $1,063.57       $1,063.57       $194.67
0405     001       4,428.00     Sterlington                                           $750.00         $750.00       $381.00
0406     001      -1,212.00     Sterlington (US Hwy 165)                              $420.00         $420.00       $521.00
0411     001       9,000.00     San Antonio (Bluemel St)                              $750.00         $750.00
0411     001       4,863.96     San Antonio (Bluemel St)                              $600.00         $600.00       $194.67
0414     001       6,000.00     Beaumont (N. 11th St)                                 $500.00         $500.00         $0.00
0426     001      15,663.96     Sarasota (Linger Lodge Rd)                          $1,500.00       $1,500.00       $194.67
0428     001      15,697.24     Winter Park (Fairbanks Road)                        $1,616.77       $1,616.77       $292.00
0429     001       1,263.98     Oxford/Wildwood (CR 237)                              $300.00         $300.00       $194.67
0429     001       6,000.00     Oxford/Wildwood (CR 237)                              $500.00         $500.00
0431     001       4,422.00     Guaydan (Marse Michel Rd)                             $500.00         $500.00       $131.50
0440     001      15,663.96     Thonolosassa                                        $1,500.00       $1,500.00       $194.67
0440     002      13,263.96     2 Rivers Ranch                                      $1,300.00       $1,300.00       $194.67
0441     001       8,400.00     Fresno (Golden State Hwy)                             $700.00         $700.00         $0.00
0441     002       6,569.04     Fresno (Golden State Hwy)                             $547.42         $547.42
0441     002       4,500.00     Fresno (Golden State Hwy)                             $375.00         $375.00         $0.00

0447     001        2,496.00       Monroe (Nutland Rd)                        $500.00        $500.00        $292.00
0457     001        5,400.00       Paxon (N. 1800 E. Rd)                      $450.00        $450.00          $0.00
0458     001        9,482.40       Palmetto                                   $811.20        $811.20         $21.00
0484     001       15,000.00       Winter Haven (Hwy 557)                   $1,250.00      $1,250.00          $0.00
0475     001        6,000.00       Southhampton (Red Lion)                    $500.00        $500.00
0475     001       19,800.00       Southhampton (Red Lion)                  $1,650.00      $1,650.00          $0.00
0475     001        7,200.00       Southhampton (Red Lion)                    $800.00        $600.00
0475     001       12,000.00       Southhampton (Red Lion)                  $1,000.00      $1,000.00
0481     001       11,400.00       Boston/1495                                $950.00        $950.00          $0.00
0485     001        9,734.40       Austin (Bee Cave Rd)                       $811.20        $811.20          $0.00
0485     001       13,800.00       Austin (Bee Cave Rd)                     $1,150.00      $1,150.00
0490     001        6,540.00       Atlanta (Rogers St)                        $575.00        $575.00         $30.00
0496     001        5,000.00       Wilmington (US Route 68N)                  $500.00        $500.00          $0.00
0497     001        8,049.96       Dallas (Langdon Rd)                        $670.83        $670.83          $0.00
0500     001       13,200.00       Palmetto (16th Ave East)                 $1,100.00      $1,100.00          $0.00
0501     001        5,750.04       Lake Whales (U.S. 27)                      $479.17        $479.17          $0.00
0519     001        8,508.00       Miami (61st Street)                        $800.00        $800.00         $91.00
0519     002        8,412.00       Hialeah (79th Street)                      $800.00        $800.00         $99.00
0519     003       17,628.00       Hialeah (W. 3rd Court)                   $1,587.00      $1,587.00         $96.00
0519     004       19,901.28       Ft. Lauderdale (NW 25th Terrace)         $1,633.44      $1,633.44
0519     004       10,116.00       Ft. Lauderdale (NW 25th Terrace)         $1,000.00      $1,000.00        $157.00
0519     005       22,002.96       Ft. Lauderdale (SE 14th Avenue)          $1,833.58      $1,833.58
0519     005       11,040.00       Ft. Lauderdale (SE 14th Avenue)          $1,125.00      $1,125.00        $205.00
0519     005       16,200.00       Ft. Lauderdale (SE 14th Avenue)          $1,350.00      $1,350.00
0521     001        3,000.00       Green Cove Springs (Hwy 17)                $250.00        $250.00          $0.00
0525     001        6,223.32       Fort Lauderdale (Peters Rd)              $1,458.81      $1,458.81        $940.00
0525     001       28,489.64       Fort Lauderdale (Peters Rd)              $2,372.47      $2,372.47
0537     001        7,580.00       Sorrento (Wekhe Pines Blvd)                $630.00        $630.00          $0.00
0543     001       31,580.00       Atlanta Southeast (Research Drive)       $2,630.00      $2,630.00          $0.00
0545     001        9,930.00       Baltimore (Stansbury Rd)                 $1,457.50      $1,457.50        $630.00
0556     001       16,872.98       Lehigh Acres                             $1,406.08      $1,406.08          $0.00
0556     002       14,916.00       Oakland Park (NE 44th Street)            $1,400.00      $1,400.00        $157.00
0557     001        6,000.00       Green Cove Springs (Enterprise Way)        $500.00        $500.00          $0.00
0563     001       12,072.00       Miami (Biscayne Blvd)                    $1,320.00      $1,320.00        $314.00
0563     001       15,000.00       Miami (Biscayne Blvd)                    $1,250.00      $1,250.00
0577     001       12,000.00       Augusta (Hayes Dr)                       $1,000.00      $1,000.00          $0.00
0578     001        7,279.80       Jasper (Oglethorpe Mountain)               $606.65        $606.65          $0.00
0583     001        5,291.52       Burisson (SW Wilshire)                     $648.95        $648.95        $208.00
0601     001        9,780.00       Miami (SW 133 Street)                      $815.00        $815.00          $0.00
0601     002       19,465.80       Miami (SW 133 Street)                    $1,622.40      $1,622.40          $0.00
0607     001        4,800.00       Orange                                     $400.00        $400.00          $0.00
0612     001       11,230.92       West Hollywood (SW 57 Terrace)             $935.91        $935.91          $0.00
0612     001       11,248.68       West Hollywood (SW 57 Terrace)             $837.39        $837.39          $0.00
0615     001       10,776.00       Lawrenceville (Hwy 20)                   $1,200.00      $1,200.00        $302.00
0631     001        7,636.48       Lakeland (Fish Hatchery Rd)                $636.54        $636.54          $0.00
0633     001       19,416.00       Crowley (N Hampton)                      $1,775.00      $1,775.00        $157.00
0634     001       18,581.12       Richmond (Station Rd)                    $3,038.78      $3,038.78      $1,492.00

                1,011,846.38                                              $101,394.12    $101,394.12     $17,073.59
                1,011,846.36
                                                                                                        $101,394.12
                                                                                                         $17,073.59
                                                                                                         $84,320.53